Exhibit 10.41

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 4 TO
MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Master Repurchase Agreement (the “Amendment”), dated as of May 30, 2017, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and AmeriHome Mortgage Company, LLC (the “Seller”).

RECITALS

The Buyer and the Seller are parties to that certain (a) Master Repurchase Agreement, dated as of July 24, 2015 (as amended by Amendment No. 1, dated as of October 15, 2015, Amendment No. 2, dated as of May 31, 2016, and Amendment No. 3, dated as of August 11, 2016, the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of July 24, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement are hereby amended as follows:

SECTION 1.         Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1          deleting the definition of “Servicing Term” in its entirety and all references thereto;

1.2          adding the following definitions of “HomePath Mortgage Loan”, “HomePath Renovation Mortgage Loan” and “HomeStyle Renovation Mortgage Loan” in their proper alphabetical order:

“HomePath Mortgage Loan” shall mean a Mortgage Loan that is originated in compliance with Fannie Mae’s HomePath mortgage loan program (as such program is amended, supplemented or otherwise modified, from time to time).

“HomePath Renovation Mortgage Loan” shall mean a Mortgage Loan that is originated in compliance with Fannie Mae’s HomePath mortgage loan program (as such program is amended, supplemented or otherwise modified, from time to time).

“HomeStyle Renovation Mortgage Loan” shall mean a Mortgage Loan that is originated in compliance with Fannie Mae’s HomeStyle Renovation mortgage loan program (as such program is amended, supplemented or otherwise modified, from time to time).

SECTION 2.         Covenants.  Section 12 of the Existing Repurchase Agreement is hereby amended by:

2.1          deleting the first paragraph of such section in its entirety and replacing it with the following:

Seller covenants to Buyer that as of the Purchase Date for any Purchased Asset, as of the date of this Agreement and any Transaction hereunder and at all times while the Program Documents are in full force and effect and/or any Transaction thereunder is outstanding, as follows:

2.2          deleting subsection 12(d)(ii) in its entirety and replacing it with the following:

(ii) Reserved;

SECTION 3.         Notice.  Section 24 of the Existing Repurchase Agreement is hereby amended by deleting the notices to the Buyer and Seller in their entirety and replacing them with the following:

If to Seller:
AmeriHome Mortgage Company, LLC
21215 Burbank Boulevard, 4th Floor
Woodland Hills, CA 91367

AmeriHome Mortgage Company, LLC
21215 Burbank Boulevard, 4th Floor
Woodland Hills, CA 91367

With a copy to:

AmeriHome Mortgage Company, LLC
21215 Burbank Boulevard, 4th Floor
Woodland Hills, CA 91367
Attention:  Legal Department
Email:  legal@amerihome.com

If to Buyer:
UBS AG
1285 Avenue of the Americas
New York, NY 10019
Attention:  Gary Timmerman

Telephone:  (212) 649-8156
Facsimile:  (212) 713-9640
Email:  Gary.Timmerman@ubs.com

With a copy to:

UBS AG
153 West 51St Street
New York, NY 10019
Attention:  Chad Eisenberger
Telephone:  (212) 821-4885
Email:  Chad.Eisenberger@ubs.com

And:

OL-SGMF-Business@ubs.com

SECTION 4.         General Interpretive Principles.  Section 36 of the Existing Repurchase Agreement is hereby amended by deleting the reference to Section 1-201(19) and replacing it with a reference to Section 5-102(7).

SECTION 5.         Representations and Warranties.  Schedule 1 to the Existing Repurchase Agreement is hereby amended by deleting subparagraphs (o) and (fff) in their entirety and replacing them with the following:

(o)           Full Disbursement of Proceeds.  The Mortgage Loan has been closed and, except with respect to, Homestyle Renovation Mortgage Loans or HomePath Renovation Mortgage Loans, the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  With respect to Homestyle Renovation Mortgage Loans and HomePath Renovation Mortgage Loans, Seller has made all advances and disbursements in accordance with the terms of the Mortgage and/or the terms and conditions of the related mortgage loan program, and such additional amounts have been advanced or disbursed from Seller’s own funds and not from the funds representing any Purchase Price paid by Buyer to Seller hereunder.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.  All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation.  No Mortgagor was charged “points and fees” (whether or not financed) in an amount that exceeds the greater of (i) 5,000 and (ii) 5% (or such other applicable limits for lower balance Mortgages) as specified under 12 CFR 1026.43(e)(3), and the points and fees were calculated using the calculation required for qualified mortgages under 12 CFR 1026.32(b) to determine compliance with applicable requirements.

(fff) Regarding the Mortgagor.  The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” or “revocable trust” and such “living trust” or “revocable trust” is in compliance with Fannie Mae or Freddie Mac guidelines, as applicable, for such trusts.

SECTION 6.         Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

6.1          Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller;

(b)           Amendment No. 7 to Pricing Letter, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller; and

(c)           such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 7.         Ratification of Agreement.  As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 8.         Representations and Warranties.  The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement.  The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 9.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 10.       Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 11.       Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.  The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.  The original documents shall be promptly delivered, if requested.

SECTION 12.       Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 13.       GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.  NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:	/S/ Ari Lash
	Name:	Ari Lash
	Title:	Executive Director

By:	/S/ Chi Ma
	Name:	Chi Ma
	Title:	Director

AMEIRIHOME MORTGAGE COMPANY, LLC, as Seller

By:
Name:
Title:

Signature Page to Amendment No. 4 to Master Repurchase Agreement

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:
Name:
Title:

By:
Name:
Title:

AMEIRIHOME MORTGAGE COMPANY, LLC, as Seller

By:	/S/ Kathleen Conte
	Name:	Kathleen Conte
	Title:	SVP — Capital Markets

Signature Page to Amendment No. 4 to Master Repurchase Agreement